January 28, 2019                                        Exhibit 99.1
Park National Corporation reports 2018 financial results and announces next step in leadership succession
Board increases quarterly cash dividend and awards special cash dividend
NEWARK, Ohio - Park National Corporation (Park) (NYSE American: PRK) today reported increased net income and earnings per share among its financial results for the fourth quarter and full year of 2018 (three and twelve months ended December 31, 2018).
Park’s net income for the fourth quarter of 2018 was $26.3 million, a 15.0 percent increase from $22.8 million for the fourth quarter of 2017. Fourth quarter 2018 net income per diluted common share was $1.67, compared to $1.48 in the fourth quarter of 2017. Increased net interest income and increased non-interest income helped contribute to Park’s fourth quarter performance.
Park's net income for the full year 2018 was $110.4 million, a 31.0 percent increase from $84.2 million for the same period in 2017. Net income per diluted common share was $7.07 for 2018, compared to $5.47 for 2017.
Park's community-banking subsidiary, The Park National Bank, reported net income of $26.1 million for the fourth quarter of 2018, a 7.0 percent increase from $24.4 million reported for the fourth quarter of 2017. The bank’s net income was $109.5 million for the full year 2018, compared to $87.3 million for the same period in 2017.
“Our success in 2018 is the result of many factors, none more important than our bankers’ unwavering dedication and consistent hard work. From our most tenured bankers to our newest colleagues, each person played a critical role in producing excellent results,” said Park Chief Executive Officer (CEO) David L. Trautman.
Charlotte-based NewDominion Bank joined Park on July 1, 2018. On September 13, 2018 Park announced a definitive agreement and plan of merger and reorganization with CAB Financial Corporation (OTCQX: CABF) based in Spartanburg, South Carolina. Park expects to close the transaction in the first half of 2019 (subject to customary closing conditions).
Park's board of directors declared a quarterly cash dividend of $1.01 per common share and a special cash dividend of $0.20 per common share, payable on March 8, 2019 to common shareholders of record as of February 15, 2019. The board also authorized Park to repurchase, from time to time following receipt of any required regulatory approvals, up to 500,000 Park common shares in addition to the 500,000 Park common shares which had been authorized for repurchase by Park’s board of directors on January 23, 2017 and currently remain available for repurchase. The authorizations result in an aggregate of up to 1,000,000 Park common shares being available for repurchase under the stock repurchase authorizations in the future.
The Park board proposed to take action to approve a plan for changes in executive leadership and governance at the Park board meeting immediately following Park's annual shareholder meeting on April 22, 2019.
Park's CEO David L. Trautman will be elected chairman of the board, as current Chairman C. Daniel DeLawder will continue employment in a reduced capacity and remain chair of the Park board’s executive committee. Trautman will retain the CEO role, and Park’s Executive Vice President Matthew R. Miller will be elected to serve as president and a member of the boards of directors for each of The Park National Bank and Park National Corporation. These changes will be effective May 1, 2019.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

“We have a great history of carefully planned leadership succession at Park, and we’re following the model that has served our organization so well for several generations. Our consistent approach to leadership transition helps preserve our culture and community banking values,” said DeLawder, who has 48 years of service with Park. He has not announced a timeline for his official retirement.
At the April meeting, Park’s board will increase the number of directors from 13 to 14, and the additional director (Miller) will serve in the class of directors whose terms expire in 2020.
Headquartered in Newark, Ohio, Park National Corporation had $7.8 billion in total assets (as of December 31, 2018). The Park organization consists of 11 community bank divisions, a non-bank subsidiary and two specialty finance companies. Park's banking operations are conducted through Park subsidiary The Park National Bank and its divisions, which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, United Bank, N.A. Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, The Park National Bank of Southwest Ohio & Northern Kentucky Division, and NewDominion Bank Division. The Park organization also includes Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.
Complete financial tables are listed below…
Media contact: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, bburt@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Park cautions that any forward-looking statements contained in this Current Report on Form 8-K or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute our business plan successfully and within the expected timeframe; general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a slowing or reversal of the recent economic expansion in addition to continuing residual effects of recessionary conditions and an uneven spread of positive impacts of recovery on the economy and our counterparties, resulting in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' ability to meet credit and other obligations and the possible impairment of collectability of loans; changes in interest rates and prices may adversely impact prepayment penalty income, mortgage banking income, the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins and impact loan demand; changes in consumer spending, borrowing and saving habits, whether due to the tax reform legislation, changing business and economic conditions, legislative and regulatory initiatives, or other factors; changes in unemployment; changes in customers', suppliers', and other counterparties' performance and creditworthiness; the adequacy of our risk management program in the event of changes in the market, economic, operational, asset/liability repricing, liquidity, credit and interest rate risks associated with Park's business; disruption in the liquidity and other functioning of U.S. financial markets; our liquidity requirements could be adversely affected by changes to regulations governing bank and bank holding company capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures, changes to third-party relationships and our ability to attract, develop and retain qualified banking professionals; customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Federal Reserve Board, to implement the Dodd-Frank Act's provisions, and the Basel III regulatory capital reforms; the effects of easing restrictions on participants in the financial services industry; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; changes in law and policy accompanying the current presidential administration, including the Tax Cuts and Jobs Act, and uncertainty or speculation pending the enactment of such changes; significant changes in the tax laws, which may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio; the impact of our ability to anticipate and respond to technological changes on our ability to respond to customer needs and meet competitive demands; operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent; the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks; the existence or exacerbation of general geopolitical instability and uncertainty; the effect of trade policies (including the impact of tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations), monetary and other fiscal policies (including the impact of money supply and interest rate policies to the Federal Reserve Board) and other governmental policies of the U.S. federal government; the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government - backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe and Asia; the uncertainty surrounding the actions to be taken to implement the referendum by United Kingdom voters to exit the European Union; our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims and the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; fraud, scams and schemes of third parties; the impact of widespread natural and other disasters, pandemics, dislocations, civil unrest, terrorist activities or international hostilities on the economy and financial markets generally and on us or our counterparties specifically; the effect of healthcare laws in the U.S. and potential changes for such laws which may increase our healthcare and other costs and negatively impact our operations and financial results; Park's ability to integrate recent acquisitions (including NewDominion Bank) as well as any future acquisitions, which may be unsuccessful, or may be more difficult, time-consuming or costly than expected; the ability to complete the proposed merger of Park and CAB Financial Corporation ("CAB") on the proposed terms and within the expected time frame; the risk that the businesses of Park and CAB will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the proposed merger of Park and CAB may not be fully realized or realized within the expected time frame; revenues following the proposed merger of Park and CAB may be lower than expected; customer and employee relationships and business operations may be disrupted by the proposed merger of Park and CAB; Park issued equity securities in the acquisition of NewDominion Bank and may issue equity securities in connection with future acquisitions, including the proposed merger of Park and CAB, if consummated, which could cause ownership and economic dilution to Park's current shareholders; the discontinuation of LIBOR and other reference rates which may result in increased expenses and litigation, and adversely impact the effectiveness of hedging strategies; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2017. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended December 31, 2018, September 30, 2018, and December 31, 2017

	2018	2018	2017	Percent change vs.
(in thousands, except share and per share data)	4th QTR	3rd QTR	4th QTR	3Q '18	4Q '17
INCOME STATEMENT:
Net interest income	$69,630	$67,676	$63,478	2.9%	9.7%
Provision for (recovery of) loan losses	3,359	2,940	(183)	14.3%	N.M.
Other income	26,892	24,064	23,238	11.8%	15.7%
Other expense	62,597	59,316	53,439	5.5%	17.1%
Income before income taxes	$30,566	$29,484	$33,460	3.7%	(8.6)%
Income taxes	4,305	4,722	10,629	(8.8)%	(59.5)%
Net income	$26,261	$24,762	$22,831	6.1%	15.0%

MARKET DATA:
Earnings per common share - basic (b)	$1.67	$1.58	$1.49	5.7%	12.1%
Earnings per common share - diluted (b)	1.67	1.56	1.48	7.1%	12.8%
Cash dividends declared per common share	0.96	0.96	0.94	—%	2.1%
Book value per common share at period end	53.03	51.58	49.46	2.8%	7.2%
Market price per common share at period end	84.95	105.56	104.00	(19.5)%	(18.3)%
Market capitalization at period end	1,333,560	1,655,870	1,589,972	(19.5)%	(16.1)%

Weighted average common shares - basic (a)	15,695,522	15,686,542	15,285,174	0.1%	2.7%
Weighted average common shares - diluted (a)	15,764,548	15,832,734	15,378,825	(0.4)%	2.5%
Common shares outstanding at period end	15,698,178	15,686,532	15,288,194	0.1%	2.7%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.34%	1.26%	1.17%	6.3%	14.5%
Return on average shareholders' equity (a)(b)	12.70%	12.11%	11.85%	4.9%	7.2%
Yield on loans	5.10%	4.95%	4.79%	3.0%	6.5%
Yield on investment securities	2.74%	2.76%	2.55%	(0.7)%	7.5%
Yield on money market instruments	2.46%	2.61%	1.29%	(5.7)%	90.7%
Yield on interest earning assets	4.61%	4.47%	4.19%	3.1%	10.0%
Cost of interest bearing deposits	0.85%	0.83%	0.48%	2.4%	77.1%
Cost of borrowings	1.88%	1.88%	2.15%	—%	(12.6)%
Cost of paying interest bearing liabilities	0.97%	0.95%	0.79%	2.1%	22.8%
Net interest margin (g)	3.91%	3.78%	3.61%	3.4%	8.3%
Efficiency ratio (g)	64.36%	64.16%	60.64%	0.3%	6.1%

OTHER RATIOS (NON - GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.36%	1.27%	1.18%	7.1%	15.3%
Annualized return on average tangible equity (a)(b)(c)	14.87%	14.21%	13.09%	4.6%	13.6%
Tangible book value per share (d)	$45.41	$43.93	$44.73	3.4%	1.5%

N.M. - Not meaningful
Note: Explanations for footnotes (a) - (g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended December 31, 2018, September 30, 2018, and December 31, 2017

				Percent change vs.
BALANCE SHEET:	December 31, 2018	September 30, 2018	December 31, 2017	3Q '18	4Q '17

Investment securities	$1,411,080	$1,439,011	$1,512,824	(1.9)%	(6.7)%
Loans	5,692,132	5,625,323	5,372,483	1.2%	5.9%
Allowance for loan losses	51,512	50,246	49,988	2.5%	3.0%
Goodwill and other intangibles	119,710	119,999	72,334	(0.2)%	65.5%
Other real estate owned (OREO)	4,303	5,276	14,190	(18.4)%	(69.7)%
Total assets	7,804,308	7,756,491	7,537,620	0.6%	3.5%
Total deposits	6,260,860	6,279,326	5,817,326	(0.3)%	7.6%
Borrowings	636,966	594,818	906,289	7.1%	(29.7)%
Total shareholders' equity	832,506	809,091	756,101	2.9%	10.1%
Tangible equity (d)	712,796	689,092	683,767	3.4%	4.2%
Total nonperforming loans	85,370	83,281	93,959	2.5%	(9.1)%
Total nonperforming assets	93,137	95,727	112,998	(2.7)%	(17.6)%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	72.94%	72.52%	71.28%	0.6%	2.3%
Total nonperforming loans as a % of period end loans	1.50%	1.48%	1.75%	1.4%	(14.3)%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	1.63%	1.70%	2.10%	(4.1)%	(22.4)%
Allowance for loan losses as a % of period end loans	0.90%	0.89%	0.93%	1.1%	(3.2)%
Net loan charge-offs	$2,093	$2,146	$5,061	(2.5)%	(58.6)%
Annualized net loan charge-offs as a % of average loans (a)	0.15%	0.15%	0.37%	—%	(59.5)%

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	10.67%	10.43%	10.03%	2.3%	6.4%
Tangible equity (d) / Tangible assets (f)	9.28%	9.02%	9.16%	2.9%	1.3%
Average shareholders' equity / Average assets (a)	10.56%	10.37%	9.88%	1.8%	6.9%
Average shareholders' equity / Average loans (a)	14.56%	14.46%	14.24%	0.7%	2.2%
Average loans / Average deposits (a)	90.06%	88.36%	90.73%	1.9%	(0.7)%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Twelve months ended December 31, 2018 and 2017

(in thousands, except share and per share data)	2018	2017	Percent change vs '17
INCOME STATEMENT:
Net interest income	$266,898	$243,759	9.5%
Provision for loan losses	7,945	8,557	(7.2)%
Other income	101,101	86,429	17.0%
Other expense	228,755	203,162	12.6%
Income before income taxes	$131,299	$118,469	10.8%
Income taxes	20,912	34,227	(38.9)%
Net income	$110,387	$84,242	31.0%

MARKET DATA:
Earnings per common share - basic (b)	$7.13	$5.51	29.4%
Earnings per common share - diluted (b)	7.07	5.47	29.3%
Cash dividends declared per common share	4.07	3.76	8.2%

Weighted average common shares - basic (a)	15,488,982	15,295,573	1.3%
Weighted average common shares - diluted (a)	15,611,489	15,390,352	1.4%

PERFORMANCE RATIOS:
Return on average assets (a)(b)	1.45%	1.09%	33.0%
Return on average shareholders' equity (a)(b)	14.08%	11.15%	26.3%
Yield on loans	4.98%	4.69%	6.2%
Yield on investment securities	2.72%	2.47%	10.1%
Yield on money market instruments	1.93%	1.18%	63.6%
Yield on interest earning assets	4.46%	4.08%	9.3%
Cost of interest bearing deposits	0.72%	0.44%	63.6%
Cost of borrowings	1.83%	2.32%	(21.1)%
Cost of paying interest bearing liabilities	0.86%	0.80%	7.5%
Net interest margin (g)	3.84%	3.48%	10.3%
Efficiency ratio (g)	61.68%	60.62%	1.7%

ASSET QUALITY RATIOS:
Net loan charge-offs	6,421	9,193	(30.2)%
Net loan charge-offs as a % of average loans (a)	0.12%	0.17%	(29.4)%

CAPITAL & LIQUIDITY:
Average shareholders' equity / Average assets (a)	10.28%	9.76%	5.3%
Average shareholders' equity / Average loans (a)	14.36%	14.19%	1.2%
Average loans / Average deposits (a)	89.01%	90.40%	(1.5)%

OTHER RATIOS (NON - GAAP):
Return on average tangible assets (a)(b)(e)	1.47%	1.10%	33.6%
Return on average tangible equity (a)(b)(c)	16.05%	12.33%	30.2%

N.M. - Not meaningful
Note: Explanations (a) - (g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the three months ended December 31, 2018, September 30, 2018 and December 31, 2017 and for the twelve months ended December 31, 2018 and December 31, 2017.

(b) Reported measure uses net income.

(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangibles during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2018	December 31, 2017
AVERAGE SHAREHOLDERS' EQUITY	$820,445	$811,313	$764,211	$784,140	$755,839
Less: Average goodwill and other intangibles	119,899	120,188	72,334	96,385	72,334
AVERAGE TANGIBLE EQUITY	$700,546	$691,125	$691,877	$687,755	$683,505

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	December 31, 2018	September 30, 2018	December 31, 2017
TOTAL SHAREHOLDERS' EQUITY	$832,506	$809,091	$756,101
Less: Goodwill and other intangibles	119,710	119,999	72,334
TANGIBLE EQUITY	$712,796	$689,092	$683,767

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangibles, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2018	December 31, 2017
AVERAGE ASSETS	$7,770,140	$7,826,496	$7,734,844	$7,629,269	$7,741,043
Less: Average goodwill and other intangibles	119,899	120,188	72,334	96,385	72,334
AVERAGE TANGIBLE ASSETS	$7,650,241	$7,706,308	$7,662,510	$7,532,884	$7,668,709

(f) Tangible equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	December 31, 2018	September 30, 2018	December 31, 2017
TOTAL ASSETS	$7,804,308	$7,756,491	$7,537,620
Less: Goodwill and other intangibles	119,710	119,999	72,334
TANGIBLE ASSETS	$7,684,598	$7,636,492	$7,465,286

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 21% corporate federal income tax rate for 2018 and a 35% corporate federal income tax rate for 2017. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Interest income	$82,167	$80,229	$73,969	$310,801	$286,424
Fully taxable equivalent adjustment	736	716	1,413	2,858	4,953
Fully taxable equivalent interest income	$82,903	$80,945	$75,382	$313,659	$291,377
Interest expense	12,537	12,553	10,491	43,903	42,665
Fully taxable equivalent net interest income	$70,366	$68,392	$64,891	$269,756	$248,712

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands, except share and per share data)	2018	2017	2018	2017

Interest income:
Interest and fees on loans	$72,342	$64,447	271,145	248,687
Interest on:
Obligations of U.S. Government, its agencies
and other securities - taxable	7,275	6,653	29,479	27,440
Obligations of states and political subdivisions - tax-exempt	2,213	2,112	8,770	7,210
Other interest income	337	757	1,407	3,087
Total interest income	82,167	73,969	310,801	286,424

Interest expense:
Interest on deposits:
Demand and savings deposits	6,006	2,677	19,815	9,464
Time deposits	3,610	2,490	12,375	9,629
Interest on borrowings	2,921	5,324	11,713	23,572
Total interest expense	12,537	10,491	43,903	42,665

Net interest income	69,630	63,478	266,898	243,759

Provision for (recovery of) loan losses	3,359	(183)	7,945	8,557

Net interest income after provision for (recovery of) loan losses	66,271	63,661	258,953	235,202

Other income	26,892	23,238	101,101	86,429

Other expense	62,597	53,439	228,755	203,162

Income before income taxes	30,566	33,460	131,299	118,469

Income taxes	4,305	10,629	20,912	34,227

Net income	$26,261	$22,831	110,387	84,242

Per Common Share:
Net income - basic	$1.67	$1.49	$7.13	$5.51
Net income - diluted	$1.67	$1.48	$7.07	$5.47

Weighted average shares - basic	15,695,522	15,285,174	15,488,982	15,295,573
Weighted average shares - diluted	15,764,548	15,378,825	15,611,489	15,390,352

Cash dividends declared	$0.96	$0.94	$4.07	$3.76

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	December 31, 2018	December 31, 2017

Assets

Cash and due from banks	$141,890	$131,946
Money market instruments	25,324	37,166
Investment securities	1,411,080	1,512,824
Loans	5,692,132	5,372,483
Allowance for loan losses	(51,512)	(49,988)
Loans, net	5,640,620	5,322,495
Bank premises and equipment, net	59,771	55,901
Goodwill and other intangibles	119,710	72,334
Other real estate owned	4,303	14,190
Other assets	401,610	390,764
Total assets	$7,804,308	$7,537,620

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,804,881	$1,633,941
Interest bearing	4,455,979	4,183,385
Total deposits	6,260,860	5,817,326
Borrowings	636,966	906,289
Other liabilities	73,976	57,904
Total liabilities	$6,971,802	$6,781,519

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at December 31, 2018 and December 31, 2017)	$—	$—
Common shares (No par value; 20,000,000 shares authorized in 2018 and 2017; 16,586,165 shares issued at December 31, 2018 and 16,150,752 shares issued at December 31, 2017)	358,598	307,726
Accumulated other comprehensive loss, net of taxes	(49,788)	(26,454)
Retained earnings	614,069	561,908
Treasury shares (887,987 shares at December 31, 2018 and 862,558 shares at December 31, 2017)	(90,373)	(87,079)
Total shareholders' equity	$832,506	$756,101
Total liabilities and shareholders' equity	$7,804,308	$7,537,620

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands)	2018	2017	2018	2017

Assets

Cash and due from banks	$111,617	$113,355	$114,357	$113,882
Money market instruments	54,443	233,384	73,001	262,100
Investment securities	1,415,210	1,542,367	1,461,068	1,557,815
Loans	5,635,837	5,366,100	5,460,664	5,327,507
Allowance for loan losses	(50,478)	(55,397)	(50,151)	(52,688)
Loans, net	5,585,359	5,310,703	5,410,513	5,274,819
Bank premises and equipment, net	59,153	56,345	57,195	56,910
Goodwill and other intangibles	119,899	72,334	96,385	72,334
Other real estate owned	4,760	14,315	8,016	14,262
Other assets	419,699	392,041	408,734	388,921
Total assets	$7,770,140	$7,734,844	$7,629,269	$7,741,043

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,765,670	$1,610,815	$1,661,481	$1,544,986
Interest bearing	4,492,046	4,303,732	4,473,467	4,348,110
Total deposits	6,257,716	5,914,547	6,134,948	5,893,096
Borrowings	616,519	982,245	641,505	1,017,684
Other liabilities	75,460	73,841	68,676	74,424
Total liabilities	$6,949,695	$6,970,633	$6,845,129	$6,985,204

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	357,766	307,173	332,694	306,371
Accumulated other comprehensive loss, net of taxes	(59,780)	(14,641)	(52,871)	(14,384)
Retained earnings	613,103	559,064	593,544	550,136
Treasury shares	(90,644)	(87,385)	(89,227)	(86,284)
Total shareholders' equity	$820,445	$764,211	$784,140	$755,839
Total liabilities and shareholders' equity	$7,770,140	$7,734,844	$7,629,269	$7,741,043

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2018	2018	2018	2018	2017
(in thousands, except per share data)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Interest income:
Interest and fees on loans	$72,342	$69,905	$64,496	$64,402	$64,447
Interest on:
Obligations of U.S. Government, its agencies and other securities - taxable	7,275	7,691	7,746	6,767	6,653
Obligations of states and political subdivisions - tax-exempt	2,213	2,205	2,178	2,174	2,112
Other interest income	337	428	271	371	757
Total interest income	82,167	80,229	74,691	73,714	73,969

Interest expense:
Interest on deposits:
Demand and savings deposits	6,006	6,412	4,107	3,290	2,677
Time deposits	3,610	3,328	2,886	2,551	2,490
Interest on borrowings	2,921	2,813	2,956	3,023	5,324
Total interest expense	12,537	12,553	9,949	8,864	10,491

Net interest income	69,630	67,676	64,742	64,850	63,478

Provision for (recovery of) loan losses	3,359	2,940	1,386	260	(183)

Net interest income after provision for (recovery of) loan losses	66,271	64,736	63,356	64,590	63,661

Other income	26,892	24,064	23,242	26,903	23,238

Other expense	62,597	59,316	52,534	54,308	53,439

Income before income taxes	30,566	29,484	34,064	37,185	33,460

Income taxes	4,305	4,722	5,823	6,062	10,629

Net income	$26,261	$24,762	$28,241	$31,123	$22,831

Per Common Share:
Net income - basic	$1.67	$1.58	$1.85	$2.04	$1.49
Net income - diluted	$1.67	$1.56	$1.83	$2.02	$1.48

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2018	2018	2018	2018	2017
(in thousands)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Other income:
Income from fiduciary activities	$6,814	$6,418	$6,666	$6,395	$6,264
Service charges on deposits	2,852	2,861	2,826	2,922	3,142
Other service income	3,279	3,246	3,472	4,172	3,554
Checkcard fee income	4,581	4,352	4,382	4,002	4,023
Bank owned life insurance income	2,190	2,585	1,031	1,009	1,068
ATM fees	444	500	510	524	545
OREO valuation adjustments	(93)	(77)	(114)	(207)	(91)
Gain (loss) on the sale of OREO, net	142	(81)	(147)	4,321	47
Net (loss) gain on the sale of investment securities	—	—	—	(2,271)	1,794
Unrealized (loss) gain on equity securities	(254)	(326)	304	3,489	—
Other components of net periodic benefit income	1,705	1,705	1,705	1,705	1,450
Gain on the sale of loans	2,826	—	—	—	—
Miscellaneous	2,406	2,881	2,607	842	1,442
Total other income	$26,892	$24,064	$23,242	$26,903	$23,238

Other expense:
Salaries	$27,103	$27,229	$24,103	$25,320	$23,157
Employee benefits	7,977	7,653	7,630	7,029	6,320
Occupancy expense	2,769	2,976	2,570	2,936	2,442
Furniture and equipment expense	4,170	3,807	4,013	4,149	4,198
Data processing fees	2,222	2,580	1,902	1,773	1,690
Professional fees and services	8,516	8,065	6,123	6,190	7,886
Marketing	1,377	1,364	1,185	1,218	1,112
Insurance	1,277	1,388	1,196	1,428	1,768
Communication	1,335	1,207	1,189	1,250	1,228
State tax expense	750	1,000	958	1,105	665
Amortization of intangibles	289	289	—	—	—
Miscellaneous	4,812	1,758	1,665	1,910	2,973
Total other expense	$62,597	$59,316	$52,534	$54,308	$53,439

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

	Year ended December 31,
(in thousands, except ratios)	2018	2017	2016	2015	2014

Allowance for loan losses:
Allowance for loan losses, beginning of period	$49,988	$50,624	$56,494	$54,352	$59,468
Charge-offs	13,552	19,403	20,799	14,290	24,780	(A)
Recoveries	7,131	10,210	20,030	11,442	26,997
Net charge-offs (recoveries)	6,421	9,193	769	2,848	(2,217)
Provision for (recovery of) loan losses	7,945	8,557	(5,101)	4,990	(7,333)
Allowance for loan losses, end of period	$51,512	$49,988	$50,624	$56,494	$54,352
(A) Year ended December 31, 2014 included $4.3 million in charge-offs related to the transfer of $22.0 million of commercial loans to the held for sale portfolio.

General reserve trends:
Allowance for loan losses, end of period	$51,512	$49,988	$50,624	$56,494	$54,352
Specific reserves	2,273	684	548	4,191	3,660
General reserves	$49,239	$49,304	$50,076	$52,303	$50,692

Total loans	$5,692,132	$5,372,483	$5,271,857	$5,068,085	$4,829,682
Impaired commercial loans	48,135	56,545	70,415	80,599	73,676
Total loans less impaired commercial loans	$5,643,997	$5,315,938	$5,201,442	$4,987,486	$4,756,006

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans	0.12%	0.17%	0.02%	0.06%	(0.05)%
Allowance for loan losses as a % of period end loans	0.90%	0.93%	0.96%	1.11%	1.13%
General reserves as a % of total loans less impaired commercial loans	0.87%	0.93%	0.96%	1.05%	1.07%
General reserves as a % of total loans less impaired commercial loans (excluding acquired loans)	0.91%	N.A.	N.A.	N.A.	N.A.

Nonperforming assets - Park National Corporation:
Nonaccrual loans	$67,954	$72,056	$87,822	$95,887	$100,393
Accruing troubled debt restructurings	15,173	20,111	18,175	24,979	16,254
Loans past due 90 days or more	2,243	1,792	2,086	1,921	2,641
Total nonperforming loans	$85,370	$93,959	$108,083	$122,787	$119,288
Other real estate owned - Park National Bank	2,788	6,524	6,025	7,456	10,687
Other real estate owned - SEPH	1,515	7,666	7,901	11,195	11,918
Other nonperforming assets - Park National Bank	3,464	4,849	—	—	—
Total nonperforming assets	$93,137	$112,998	$122,009	$141,438	$141,893
Percentage of nonaccrual loans to period end loans	1.19%	1.34%	1.67%	1.89%	2.08%
Percentage of nonperforming loans to period end loans	1.50%	1.75%	2.05%	2.42%	2.47%
Percentage of nonperforming assets to period end loans	1.64%	2.10%	2.31%	2.79%	2.94%
Percentage of nonperforming assets to period end total assets	1.19%	1.50%	1.63%	1.93%	2.03%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

	Year ended December 31,
(in thousands, except ratios)	2018	2017	2016	2015	2014

Nonperforming assets - Park National Bank and Guardian:
Nonaccrual loans	$66,319	$61,753	$76,084	$81,468	$77,477
Accruing troubled debt restructurings	15,173	20,111	18,175	24,979	16,157
Loans past due 90 days or more	2,243	1,792	2,086	1,921	2,641
Total nonperforming loans	$83,735	$83,656	$96,345	$108,368	$96,275
Other real estate owned - Park National Bank	2,788	6,524	6,025	7,456	10,687
Other nonperforming assets - Park National Bank	3,464	4,849	—	—	—
Total nonperforming assets	$89,987	$95,029	$102,370	$115,824	$106,962
Percentage of nonaccrual loans to period end loans	1.17%	1.15%	1.45%	1.61%	1.61%
Percentage of nonperforming loans to period end loans	1.47%	1.56%	1.83%	2.14%	2.00%
Percentage of nonperforming assets to period end loans	1.58%	1.77%	1.95%	2.29%	2.23%
Percentage of nonperforming assets to period end total assets	1.16%	1.27%	1.38%	1.60%	1.55%

Nonperforming assets - SEPH/Vision Bank (retained portfolio):
Nonaccrual loans	$1,635	$10,303	$11,738	$14,419	$22,916
Accruing troubled debt restructurings	—	—	—	—	97
Loans past due 90 days or more	—	—	—	—	—
Total nonperforming loans	$1,635	$10,303	$11,738	$14,419	$23,013
Other real estate owned - SEPH	1,515	7,666	7,901	11,195	11,918
Total nonperforming assets	$3,150	$17,969	$19,639	$25,614	$34,931

New nonaccrual loan information - Park National Corporation
Nonaccrual loans, beginning of period	$72,056	$87,822	$95,887	$100,393	$135,216
New nonaccrual loans	76,611	58,753	74,786	80,791	70,059
Resolved nonaccrual loans	80,713	74,519	82,851	85,165	86,384
Sale of nonaccrual loans held for sale	—	—	—	132	18,498
Nonaccrual loans, end of period	$67,954	$72,056	$87,822	$95,887	$100,393

New nonaccrual loan information - Park National Bank and Guardian
Nonaccrual loans, beginning of period	$61,753	$76,084	$81,468	$77,477	$99,108
New nonaccrual loans	74,976	58,753	74,663	80,791	69,389
Resolved nonaccrual loans	70,410	73,084	80,047	76,800	78,288
Sale of nonaccrual loans held for sale	—	—	—	—	12,732
Nonaccrual loans, end of period	$66,319	$61,753	$76,084	$81,468	$77,477

New nonaccrual loan information - SEPH/Vision Bank (retained portfolio)
Nonaccrual loans, beginning of period	$10,303	$11,738	$14,419	$22,916	$36,108
New nonaccrual loans	1,635	—	123	—	670
Resolved nonaccrual loans	10,303	1,435	2,804	8,365	8,096
Sale of nonaccrual loans held for sale	—	—	—	132	5,766
Nonaccrual loans, end of period	$1,635	$10,303	$11,738	$14,419	$22,916

Impaired commercial loan portfolio information (period end):
Unpaid principal balance	$59,381	$66,585	$95,358	$109,304	$106,156
Prior charge-offs	11,246	10,040	24,943	28,705	32,480
Remaining principal balance	48,135	56,545	70,415	80,599	73,676
Specific reserves	2,273	684	548	4,191	3,660
Book value, after specific reserves	$45,862	$55,861	$69,867	$76,408	$70,016

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com